UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

DIALOGIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1504 McCarthy Boulevard Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 750-9400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Dialogic Inc. (the “Company”) was held on May 29, 2013. Proxies for the Annual Meeting were solicited by the Board pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 15,874,315 shares of common stock entitled to vote at the Annual Meeting and a total of 10,605,059 shares of common stock were represented at the Annual Meeting in person or by proxy, constituting a quorum. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1

Kevin Cook and Giovani Richard Piasentin were elected as directors to hold office until the 2016 Annual Meeting of Stockholders by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Kevin Cook	10,516,380	88,679	0
Giovani Richard Piasentin	10,488,608	116,451	0

In addition to the directors elected above, each of Nick DeRoma and Rajneesh Vig will continue to serve as directors until the 2014 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal. Each of Dion Joannou, Patrick Jones and W. Michael West will continue to serve as directors until the 2015 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until his earlier death, resignation or removal.

Proposal No. 2

The issuance of 1,442,172shares of the Company’s common stock issued pursuant to the subscription agreement entered into by and among the Company and certain investors on February 7, 2013 in connection with the restructuring of the Company’s debt obligations was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
10,533,138	71,301	620	0

Proposal No. 3

The one-time stock option exchange program which would allow employees, officers and directors of the Company and its affiliates to surrender certain outstanding stock options for cancellation in exchange for new stock awards was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
10,016,495	144,790	443,774	0

Proposal No. 4

The advisory vote on executive compensation of the Company’s named executive officers as described in the Company’s proxy statement was approved as follows:

For	Against	Abstain	Broker Non-Votes
10,026,597	135,088	443,374	0

Proposal No. 5

The advisory vote on the preferred frequency of the solicitation of the stockholders’ advisory vote on the executive compensation of the Company’s named executive officers. “3 Years” was indicated as the preferred frequency. The voting result for this proposal was approved as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
9,535,495	463,795	160,816	444,953	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIALOGIC INC.

Dated: June 3, 2013

	By:	/s/ Anthony Housefather
Anthony Housefather
EVP Corporate Affairs and General Counsel